UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 7, 2005
                        --------------------------------
                        (Date of earliest event reported)

                              OSK CAPITAL II CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

                NEVADA             000-28793           84-1491673
                -------            ---------           ----------
               State of           Commission          IRS Employer
             incorporation        File Number     Identification Number

                                1080 Beaver Hall
                                   Suite 1555
                              Montreal, Qc, CANADA
                                     H2Z 1S8
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2005, OSK Capital II, Corp. (the "Company"), through its wholly owned subsidiary, Teliphone Inc., a company duly incorporated and existing under the laws of Canada, entered into, in conjunction with United American Corporation, a Florida corporation and an affiliated entity of the Company, a Customer and Asset Acquisition and Software Licensing Agreement with Iphonia Inc., a Quebec corporation and Telicom Inc., a Quebec corporation, (the "Agreement")

The Agreement requires transfer of Iphonia Inc.'s clients and services to Teliphone Inc along with the sale of various telecommunications equipment.

A copy of the Agreement is attached hereto as Exhibit 2.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    Exhibits   Description
    --------   -----------
      2.1      Customer And Asset Acquisition And Software  Licensing  Agreement
               by and  between  Teliphone  Inc ,  United  American  Corporation,
               Iphonia Inc. and Telicom Inc., dated December 7, 2005.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OSK CAPITAL II CORP.

DATE: December 14, 2005

                              /s/ George Metrakos
                              ------------------------
                              George Metrakos
                              CEO and Chairman
                              OSK CAPITAL II CORP.